     AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON MARCH __, 1997
                                               REGISTRATION NO. 333-__________
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM S-8
                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933

                             SOLECTRON CORPORATION
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                 DELAWARE                                94-2447045
------------------------------------------      ---------------------------
         (STATE OF INCORPORATION)                     (I.R.S. EMPLOYER
                                                     IDENTIFICATION NO.



                              847 GIBRALTAR DRIVE
                           MILPITAS, CALIFORNIA 95035
   (ADDRESS, INCLUDING ZIP CODE, OF REGISTRANT'S PRINCIPAL EXECUTIVE OFFICES)


                             1992 STOCK OPTION PLAN

                           (FULL TITLES OF THE PLANS)



                                   SUSAN WANG
                             SENIOR VICE PRESIDENT,
                     CHIEF FINANCIAL OFFICER AND SECRETARY
                             SOLECTRON CORPORATION
                              847 GIBRALTAR DRIVE
                          MILPITAS, CALIFORNIA  95035
                                 (408) 957-8500
    (NAME, ADDRESS, AND TELEPHONE NUMBER, INCLUDING AREA CODE, OF AGENT FOR
                                   SERVICE)





                                   COPIES TO:
                            STEVEN E. BOCHNER, ESQ.
                             CARMEN C. CHANG, ESQ.
                       WILSON, SONSINI, GOODRICH & ROSATI
                            PROFESSIONAL CORPORATION
                               650 PAGE MILL ROAD
                              PALO ALTO, CA 94306
                                 (415) 493-9300

                        CALCULATION OF REGISTRATION FEE

==============================================================================================================
  TITLE OF SECURITIES                            PROPOSED MAXIMUM       PROPOSED MAXIMUM           AMOUNT OF
        TO BE               AMOUNT TO BE        OFFERING PRICE PER     AGGREGATE OFFERING        REGISTRATION
      REGISTERED             REGISTERED              SHARE (1)                PRICE                   FEE
--------------------------------------------------------------------------------------------------------------
 Common Stock, no par        2,500,000                $50.4375            $126,093,750              $38,210.19
 value
==============================================================================================================

(1) Estimated in accordance with Rule 457(h) solely for the purpose of calculating the registration fee based upon the average of the high and low prices per share of the Common Stock as reported in the New York Stock Exchange as of March 24, 1997.

================================================================================

                                    PART II

               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT


         The Company hereby incorporates by reference in this Registration Statement the contents of the Company's earlier Registration Statements on Form S-8 (File #333-17643) the audited financial statements for the Registrant's fiscal year ended August 31, 1996 contained in the Registrant's Annual Report on Form 10-K for the fiscal year ended August 31, 1996 filed pursuant to Section 13(a) of the Securities Exchange Act of 1934 (the "Exchange Act") on November 26, 1996 and the Registrant's Quarterly Report on Form 10-Q for the fiscal quarter ended November 30, 1996 filed pursuant to Section 13(a) of the Exchange Act.

         The following exhibits are hereby enclosed for filing:


     Exhibit
     Number                    Document
     -------                   --------
       4.1           1992 Stock Option Plan, as amended, together with form of Incentive and
                     Nonstatutory Stock Option Agreements
       5.1           Opinion of Wilson, Sonsini, Goodrich & Rosati, a Professional Corporation.
      23.1           Consent of Independent Auditors.
      23.2           Consent of Counsel (contained in Exhibit 5.1).
      24.1           Power of Attorney (see page II-3).

                                   SIGNATURES


            Pursuant to the requirements of the Securities Act of 1933, the Registrant, Solectron Corporation, certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Milpitas, State of California, on this 31st day of March, 1997.


                              SOLECTRON CORPORATION



                              By:  /s/  SUSAN WANG
                                 ---------------------------------------------
                                  Susan Wang, Senior Vice President,
                                  Chief Financial Officer
                                  and Secretary

                               POWER OF ATTORNEY

         KNOW ALL PERSONS BY THESE PRESENTS, that each such person whose signature appears below constitutes and appoints, jointly and severally, Koichi Nishimura and Susan Wang, his or her attorneys-in-fact, each with the power of substitution, for him or her in any and all capacities, to sign any amendments to this Registration Statement on Form S-8 (including post-effective amendments), and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.

         Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement on Form S-8 has been signed by the following persons in the capacities and on the dates indicated.

                              Signature                                               Title                         Date
                                                                       President, Chief Executive Officer     March 31, 1997
                 /s/   KOICHI NISHIMURA, Ph.D.                         and Chairman of the Board
  ------------------------------------------------------------------
                       Koichi Nishimura, Ph.D.

                                                                       Senior Vice President, Chief           March 31, 1997
                         /s/  SUSAN WANG                               Financial Officer and Secretary
  ------------------------------------------------------------------
                              Susan Wang
                                                                       Director                               March 31, 1997
                   /s/  WINSTON H. CHEN, Ph.D.
  ------------------------------------------------------------------
                        Winston H. Chen, Ph.D.

                                                                       Director                               March 31, 1997

  ------------------------------------------------------------------
                          Richard A. D'Amore

                                                                       Director                               March 31, 1997
                    /s/  CHARLES A. DICKINSON
  ------------------------------------------------------------------
                         Charles A. Dickinson

                                                                       Director                               March 31, 1997
                       /s/  HEINZ FRIDRICH
  ------------------------------------------------------------------
                            Heinz Fridrich
                                                                       Director                               March 31, 1997
                 /s/  KENNETH E. HAUGHTON, Ph.D.
  ------------------------------------------------------------------
                      Kenneth E. Haughton, Ph.D.

                                                                       Director                               March 31, 1997
                     /s/  PAUL R. LOW, Ph.D.
  ------------------------------------------------------------------
                          Paul R. Low, Ph.D.

                                                                       Director                               March 31, 1997
                     /s/  W. FERRELL SANDERS
  ------------------------------------------------------------------
                          W. Ferrell Sanders
                                                                       Director                               March 31, 1997
                        /s/  OSAMU YAMADA
  ------------------------------------------------------------------
                             Osamu Yamada

                               INDEX TO EXHIBITS


   EXHIBIT
   NUMBER                                        EXHIBIT
   -------                                       -------
        4.1   1992 Stock Option Plan, as amended, together with form of Incentive and
              Nonstatutory Stock Option Agreements   . . . . . . . . . . . . . . . . . . .

       23.1   Consent of Counsel . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

       23.2   Consent of Independent Auditors  . . . . . . . . . . . . . . . . . . . . . .

       24.1   Power of Attorney (see page II-3)  . . . . . . . . . . . . . . . . . . . . .